Goodwill And Other Intangibles	12 Months Ended
Dec. 31, 2012
Goodwill And Other Intangibles [Abstract]
Goodwill And Other Intangibles
Goodwill and Other Intangibles
The Company is required to assess goodwill and any indefinite-lived intangible assets for impairment annually, or more frequently if circumstances indicate impairment may have occurred. The Company performs the annual impairment test for each of its reporting units during the third quarter of each year. In accordance with applicable accounting guidance, the Company assesses qualitative factors to determine whether it is necessary to perform the two-step goodwill impairment test. The Company considered the numerous factors, which included that the fair value of each reporting unit exceeded its carrying value by a substantial margin in its most recent estimate of reporting unit fair values, whether significant acquisitions or dispositions occurred which might alter the fair values of its reporting units, macroeconomic conditions and their potential impact on reporting unit fair values, actual performance compared with budget and prior projections used in its estimation of reporting unit fair values, industry and market conditions, and the year over year change in the Company's share price. The Company completed its evaluation in the third quarter of 2012 and concluded that a two-step goodwill impairment test was not required in 2012 and that goodwill was not impaired.
Other intangible assets that are not deemed to have an indefinite life are amortized over their estimated lives and reviewed for impairment upon the occurrence of certain triggering events in accordance with applicable accounting literature.
Changes in the carrying amount of goodwill are as follows:

(In millions of dollars)	2012	2011
Balance as of January 1, as reported	$6,562	$6,420
Goodwill acquired	226	124
Other adjustments(a)	4	18
Balance at December 31,	$6,792	$6,562

(a)	Reflects increases due to the impact of foreign exchange in both years. 2012 also reflects a reduction due to purchase accounting adjustments.
The goodwill acquired of $226 million in 2012 (approximately $110 million of which is deductible for tax purposes) comprised of $196 million related to the Risk and Insurance Services segment and $30 million related to the Consulting segment.
Goodwill allocable to the Company’s reportable segments is as follows: Risk and Insurance Services, $4.6 billion and Consulting, $2.2 billion.
Amortized intangible assets consist primarily of the cost of client lists and trade names acquired. The gross cost and accumulated amortization at December 31, 2012 and 2011 is as follows:

(In millions of dollars)	2012			2011
	Gross Cost	Accumulated Amortization	Net Carrying Amount	Gross Cost	Accumulated Amortization	Net Carrying Amount
Amortized intangibles	$814	$345	$469	$666	$265	$401

The Company recorded an intangible asset impairment charge of $8 million in the third quarter of 2012 in the Risk & Insurance Services segment.

Aggregate amortization expense for the years ended December 31, 2012, 2011 and 2010 was $72 million, $65 million and $50 million, respectively, and the estimated future aggregate amortization expense is as follows:

For the Years Ending December 31,
(In millions of dollars)
2013	$67
2014	64
2015	61
2016	50
2017	45
Subsequent years	182
$469